EXHIBIT 99.1
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
             in connection with GSAA Home Equity Trust 2005-MTR1,
                  Asset-Backed Certificates, Series 2005-MTR1

GSAA 2005-MTR1 -- New Issue Announcement (external) GS Lead Manager & Sole Bookrunner $432.894mm approx

Class S&P/Moodys  Size(mm) Grp  Cr.Spt  AvL   Prin.Wndw    Guidance
 A-1  AAA/Aaa     239.891  ALL   8.55   1.00  11/05-01/08  1mL+12a
 A-2  AAA/Aaa      74.507  ALL   8.55   3.00  01/08-11/09  1mL+26a
 A-3  AAA/Aaa      77.301  ALL  17.70   5.69  11/09-04/12  Not offered
 A-4  AAA/Aaa       8.589  ALL   8.55   5.69  11/09-04/12  1mL+42a
 M-1  AA+/Aa1       7.222  ALL   6.90   4.48  01/09-04/12  1mL+45a
 M-2  AA+/Aa2       6.565  ALL   5.40   4.46  12/08-04/12  1mL+47a
 M-3   AA/Aa3       4.377  ALL   4.40   4.43  12/08-04/12  1mL+50a
 M-4   A+/A2        6.346  ALL   2.95   4.43  11/08-04/12  1mL+63a
 M-5    A/A3        2.845  ALL   2.30   4.40  11/08-04/12  1mL+68a
 B-1  BBB+/Baa2     3.063  ALL   1.60   4.24  11/08-01/12  1mL+130a
 B-2  BBB/Baa3      2.188  ALL   1.10   3.92  11/08-01/11  1mL+175a


Expected deal timing:
Intex Preprice: Dealname GSAA05MTR1, Password 4K7Y
Launch/Price: on or before 10/21
Settle: 10/28

Termsheet - attached

GS Structured Products Global Syndicate
Europe: Mitch Resnick & Tets Ishikawa +44 (0)20 7774-3068
Asia: Omar Chaudhary +81 (3) 6437-7198
N. America: Bunty Bohra, Scott Wisenbaker, Scott Walter & Tony Kim +1 (212) 902-7645


Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.

   All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final Prospectus.

       Preliminary Structural and Collateral Term Sheet        October 12, 2005
-------------------------------------------------------------------------------


                                 $432,894,000
                                 (Approximate)
                       GSAA Home Equity Trust 2005-MTR1
                    GS Mortgage Securities Corp., Depositor
                           Asset-Backed Certificates

Overview of the Offered Certificates
------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                    Approximate                  Expected        Initial       Estimated
                      Principal    Certificate   Credit        Pass-Through   Avg. Life       Principal Payment       S&P /Moody's
Certificates         Balance(1)    Type          Support (2)       Rate (3)    (yrs) (4)         Window (4) (5)   Expected Ratings
----------------------------------------------------------------------------------------------------------------------------------
    A-1           $239,891,000            Sr         8.55%      LIBOR + [ ]%       1.00         11/05 - 01/08            AAA/Aaa
    A-2            $74,507,000            Sr         8.55%      LIBOR + [ ]%       3.00         01/08 - 11/09            AAA/Aaa
    A-3            $77,301,000            Sr        17.70%      LIBOR + [ ]%       5.69         11/09 - 04/12            AAA/Aaa
    A-4             $8,589,000            Sr         8.55%      LIBOR + [ ]%       5.69         11/09 - 04/12            AAA/Aaa
    M-1             $7,222,000           Sub         6.90%      LIBOR + [ ]%       4.48         01/09 - 04/12            AA+/Aa1
    M-2             $6,565,000           Sub         5.40%      LIBOR + [ ]%       4.46         12/08 - 04/12            AA+/Aa2
    M-3             $4,377,000           Sub         4.40%      LIBOR + [ ]%       4.43         12/08 - 04/12             AA/Aa3
    M-4             $6,346,000           Sub         2.95%      LIBOR + [ ]%       4.43         11/08 - 04/12              A+/A2
    M-5             $2,845,000           Sub         2.30%      LIBOR + [ ]%       4.40         11/08 - 04/12               A/A3
    B-1             $3,063,000           Sub         1.60%      LIBOR + [ ]%       4.24         11/08 - 01/12          BBB+/Baa2
    B-2             $2,188,000           Sub         1.10%      LIBOR + [ ]%       3.92         11/08 - 01/11           BBB/Baa3
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL          $432,894,000
----------------------------------------------------------------------------------------------------------------------------------



Overview of the Non-offered Certificates
----------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
    B-3              $2,407,000          Sub        0.55%               [ ]%        N/A               N/A                    N/A
----------------------------------------------------------------------------------------------------------------------------------

(1) The initial aggregate principal balance of the Principal Certificates will be subject to an upward or downward variance of no more than approximately 5%. The principal balances of the Principal Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled one month forward at 6% CPR.
(2) Fully funded overcollateralization of approximately 0.55%.
(3) See the "Structure of the Certificates" section of this Term Sheet for more information on the Pass-Through-Rates of the Offered Certificates.
(4) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on all certificates.
(5) The stated final maturity date for the certificates is the Distribution Date in October 2035.


Selected Mortgage Pool Data ((6))
---------------------------------
-------------------------------------------------------------------------
                                                               Aggregate
-------------------------------------------------------------------------
Scheduled Principal Balance:                                $439,993,318
Number of Mortgage Loans:                                            882
Average Scheduled Principal Balance:                            $498,859
Interest Only Loans:                                              96.19%
Weighted Average Gross Coupon:                                    5.967%
Weighted Average Net Coupon(7):                                   5.682%
Weighted Average FICO Score:                                         724
Weighted Average Original LTV Ratio:                              74.24%
Weighted Average Stated Remaining Term (months):                     359
Weighted Average Seasoning (months):                                   1
Weighted Average Months to Roll:                                      47
Weighted Average Gross Margin:                                     2.77%
Weighted Average Initial Rate Cap:                                 4.78%
Weighted Average Periodic Rate Cap:                                1.77%
Weighted Average Gross Maximum Lifetime Rate:                     11.92%
-------------------------------------------------------------------------

(6) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(7) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and the Trustee Fee.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-MTR1              Preliminary Structural             October 12, 2005
                          and Collateral Term Sheet
-------------------------------------------------------------------------------


Features of the Transaction
---------------------------

-- The mortgage loans in the transaction consist of Alt-A type, adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by Metrocities Mortgage Corporation
      ("Metrocities") (100%).

-- The Mortgage Loans will be serviced or sub-serviced by JP Morgan Chase Bank, National Association ("JP Morgan Chase") (100%).

-- Credit support for the certificates will be provided through a senior/subordinate structure, upfront fully funded overcollateralization of approximately 0.55%, excess spread and mortgage insurance.

-- None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

-- None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

-- The transaction will be modeled on INTEX as GSAA05MTR1 and on Bloomberg as GSAA 05-MTR1.

-- This transaction will contain a swap agreement with an initial swap notional amount of approximately $437,713,295. The swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of 4.65% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the swap provider. See page 28 for swap agreement details.

-- The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.




Time Table
----------

Expected Closing Date:                           October 28, 2005

Cut-Off Date:                                    October 1, 2005

Statistical Calculation Date:                    September 1, 2005

Expected Pricing Date:                           On or before October 21, 2005

First Distribution Date:                         November 25, 2005


Key Terms
---------

Offered Certificates:                            Class A, Class M, Class B-1 and Class B-2 Certificates

Non-Offered Certificates:                        Class B-3 Certificates, the Class X Certificates and the Class R Certificates

LIBOR Certificates:                              Class A, Class M, Class B-1 and Class B-2 Certificates

Principal Certificates:                          Class A, Class M and Class B Certificates

Class A Certificates:                            Class A-1, Class A-2, Class A-3 and Class A-4 Certificates

Class M Certificates:                            Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates

Class B Certificates:                            Class B-1, Class B-2 and Class B-3 Certificates

Class R Certificates:                            Class R-1 and Class R-2 Certificates. The Class R Certificates are not being offered hereby.

Depositor:                                       GS Mortgage Securities Corp.

Subordinate Certificates:                        Class M and Class B Certificates

Underwriter:                                     Goldman, Sachs & Co.

Servicer:                                        JP Morgan Chase



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-MTR1              Preliminary Structural             October 12, 2005
                          and Collateral Term Sheet
-------------------------------------------------------------------------------


Trustee:                                         Deutsche Bank National Trust Company

Custodian:                                       Deutsche Bank National Trust Company

Swap Provider:                                   TBD

Servicing Fee Rates:                             25.0 bps (76.86%)
                                                 37.5 bps (23.14%)

Expense Fee Rate:                                The Servicing Fee Rate and the Trustee Fee Rate

Distribution Date:                               25th day of the month or the next Business Day

Record Date:                                     For any Distribution Date, the last Business Day of the Interest Accrual Period.

Delay Days:                                      24 day delay on the Non-Offered Certificates
                                                 0 day delay on the Offered Certificates

Day Count:                                       Actual/360 basis for the LIBOR Certificates and 30/360 basis for the Non-Offered
                                                 Certificates.

Prepayment Period:                               The calendar month prior to the Distribution Date

Due Period:                                      The period commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Interest Accrual Period:                         For the LIBOR Certificates, from the prior Distribution Date to the day prior to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date. For the Non-Offered Certificates, the calendar month immediately preceding the then current Distribution Date. Pricing
                                                 Prepayment Assumption: 30% CPR

Excess Spread:                                   The initial weighted average net coupon of the mortgage pool will be greater than the interest payments on the Principal Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the
                                                 Statistical Calculation Date:

                                                 Initial Gross WAC (1):                                                 5.9667%

                                                   Less Fees & Expenses (2):                                            0.2849%
                                                                                                                   ----------------
                                                 Net WAC (1):                                                           5.6818%

                                                   Less Initial Principal Certificate Coupon (Approx.)(1)(3):           4.1586%

                                                   Less Initial Swap Outflow:(3)                                        0.7022%
                                                                                                                   ----------------
                                                 Initial Excess Spread (1):                                             0.8210%

                                                        (1)   This amount will vary on each distribution date based on changes to the weighted average interest rate on the Mortgage Loans as well as any changes in day count.

                                                        (2)   Includes the Servicing Fee and the Trustee Fee.

                                                        (3)   Assumes 1-month LIBOR equal to 3.94%, initial marketing spreads and a 30-day month. This amount will vary on each distribution date based on changes to the weighted average Pass-Through Rates on the
                                                              Principal Certificates as well as any changes in day count.

Servicer Advancing:                              Yes, as to principal and interest, subject to recoverability.

Compensating Interest:                           Metrocities will provide Compensating Interest equal to the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution
                                                 Date resulting from voluntary principal prepayments on the Mortgage Loans during the related Prepayment Period.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-MTR1              Preliminary Structural             October 12, 2005
                          and Collateral Term Sheet
-------------------------------------------------------------------------------


Optional Clean-up Call:                          The transaction has a 10% optional clean-up call.

Retention of Servicing:                          Although the Depositor will transfer all right, title and interest in the
                                                 Mortgage Loans to the trust, with respect to certain of the Mortgage Loans the
                                                 Depositor or an affiliate of the Depositor will retain the right to terminate the
                                                 Servicer of those Mortgage Loans without cause and transfer the servicing to a third party. The Mortgage Loans affected by this right will be serviced as of the
                                                 Closing Date by JP Morgan Chase and represent approximately 65.30% of the aggregate principal balance of the Mortgage Loans as of the Statistical
                                                 Calculation Date. Should the Depositor or such affiliate choose to do so, the transfer must meet certain conditions set forth in the trust agreement, including that the Depositor or such affiliate of the Depositor must provide 30 days'
                                                 notice, the terminated Servicer must be reimbursed for any unreimbursed Monthly
                                                 Advances, Servicing Fees and any related expenses, and the replacement Servicer must be qualified to service mortgage loans for Fannie Mae and Freddie Mac. Any such successor must be reasonably acceptable to the Trustee, and requires the receipt of confirmation from the Rating Agencies that the transfer of the servicing of these Mortgage Loans will not result in a downgrade, qualification or withdrawal of the then-current rating of the Certificates.

Rating Agencies:                                 Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies,
                                                 Inc., and Moody's Investors Service, Inc.

Minimum Denomination:                            $50,000 with regard to each of the Offered Certificates.

Legal Investment:                                It is anticipated that Class A, Class M-1, Class M-2, Class M-3 and the Class R
                                                 Certificates will be SMMEA eligible.

ERISA Eligible:                                  Underwriter's exemption is expected to apply to the Offered Certificates.
                                                 However, prospective purchasers should consult their own counsel.

Tax Treatment:                                   All Principal Certificates represent REMIC regular interests subject to certain rights and obligations in respect to the swap agreement; the trustee will treat the rights and obligations in respect of, or with respect to, the swap agreement as a position in a notional principal contract. The Class R-1 and Class R-2
                                                 Certificates each represent the residual interest in a REMIC.

Prospectus:                                      The Offered Certificates will be offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                                 PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT
                                                 SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-MTR1              Preliminary Structural             October 12, 2005
                          and Collateral Term Sheet
-------------------------------------------------------------------------------


Structure of the Certificates
-----------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition "Principal Distributions on the Offered Certificates". Prior to the Step-Down Date or so long as a Trigger Event is in effect, all principal collected or advanced on the Mortgage Loans will be paid to the Offered Certificates and Non-Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates and Non-Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to maintain the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the WAC Cap. Interest will be paid monthly on the Non-Offered Certificates at a specified rate that will step up after the date on which the Optional Clean-up Call is exercisable, subject to the WAC Cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statute) allocated to such class. Any reductions in the Pass-Through-Rate attributable to the WAC Cap will be carried forward with interest at the applicable Pass-Through-Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates. Such carry forward amount will not be paid back after the certificate principal balance of the applicable class has been reduced to zero.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 0.55% overcollateralization (fully funded upfront) (after the Step-Down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 1.10% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans as of the Cut-Off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Mortgage Insurance. As of the Statistical Calculation Date, all of the Mortgage Loans with original LTVs greater than 80% are covered by borrower paid mortgage insurance.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate certificate principal balance of the Subordinate Certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in November 2008; and
(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 17.10%.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-MTR1              Preliminary Structural             October 12, 2005
                          and Collateral Term Sheet
-------------------------------------------------------------------------------


------------------------------------------------------------------
                       Initial Subordination       Step-Down Date
       Class                 Percentage              Percentage
------------------------------------------------------------------
         A                     8.55%                   17.10%
------------------------------------------------------------------
        M-1                    6.90%                   13.80%
------------------------------------------------------------------
        M-2                    5.40%                   10.80%
------------------------------------------------------------------
        M-3                    4.40%                    8.80%
------------------------------------------------------------------
        M-4                    2.95%                    5.90%
------------------------------------------------------------------
        M-5                    2.30%                    4.60%
------------------------------------------------------------------
        B-1                    1.60%                    3.20%
------------------------------------------------------------------
        B-2                    1.10%                    2.20%
------------------------------------------------------------------
        B-3                    0.55%                    1.10%
------------------------------------------------------------------

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 43% of the prior period's Credit Enhancement Percentage for the Class A Certificates (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO Property and Mortgage Loans where the mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of Realized Losses incurred since the Cut-Off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:


-------------------------------------------------------------------------------------------------------------------------
        Distribution Date                               Cumulative Realized Loss Percentage:
-------------------------------------------------------------------------------------------------------------------------
  November 2007 - October 2008             0.30% for the first month, plus an additional 1/12th of 0.450% for each month thereafter (e.g., approximately 0.338% in December 2007)
-------------------------------------------------------------------------------------------------------------------------
  November 2008 - October 2009             0.75% for the first month, plus an additional 1/12th of 0.350% for each month thereafter (e.g., approximately 0.779% in December 2008)
-------------------------------------------------------------------------------------------------------------------------
  November 2009 - October 2010             1.10% for the first month, plus an additional 1/12th of 0.350% for each month thereafter (e.g., approximately 1.129% in December 2009)
-------------------------------------------------------------------------------------------------------------------------
  November 2010 - October 2011             1.45% for the first month, plus an additional 1/12th of 0.200% for each month thereafter (e.g., approximately 1.467% in December 2010)
-------------------------------------------------------------------------------------------------------------------------
  November 2011 and thereafter                                             1.65%
-------------------------------------------------------------------------------------------------------------------------

Sequential Trigger Event. A Sequential Trigger Event is in effect on any Distribution Date if, before the 37th Distribution Date, (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 43% of the prior period's Credit Enhancement Percentage for the Class A Certificates (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO Property and Mortgage Loans where the mortgagor has filed for bankruptcy), (ii), the aggregate amount of Realized Losses incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date exceeds 0.75%, or (iii) if, on or after the 37th Distribution Date, a Trigger Event is in effect.

Step-Up Coupons. For all Principal Certificates the coupon will increase after the first distribution date on which the Optional Clean-Up Call is first exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance, the margin for the Class M and Class B Certificates other than the Class B-3 Certificates will increase to 1.5 times the margin at issuance, and the Pass-Through Rate on the Class B-3 Certificates will increase by 0.50% per annum.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-MTR1              Preliminary Structural             October 12, 2005
                          and Collateral Term Sheet
-------------------------------------------------------------------------------


Class A-3 Pass-Through Rate. The Class A-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class A-4 Pass-Through Rate. The Class A-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a fixed rate equal to the lesser of (i) [ ]% (increasing by 0.500% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date, a per annum rate equal to the sum of (i) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate, if necessary and (ii) the swap receivable into the trust, if any, less swap payments out of the trust, if any, divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12 (calculated on an actual/360 basis with respect to the Offered Certificates and a 30/360 basis with respect to the Class B-3 Certificates).

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a supplemental interest amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such class' applicable pass-through rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap). In the event any class of certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-MTR1              Preliminary Structural             October 12, 2005
                          and Collateral Term Sheet
-------------------------------------------------------------------------------


Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or from the Closing Date in the case of the first Distribution Date) at the related pass-through rate as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any net swap receipts and to interest received or advanced on the Mortgage Loans less the Expense Fee Rate, net swap payments and certain swap termination payments owed to the swap provider.

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable servicing fees in respect of such Mortgage Loan.

Interest Distributions on the Principal Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

a) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the swap provider, if any;

b) from the Interest Remittance Amount, pro rata (based on the accrued and unpaid interest distributable to each class of the Class A
      Certificates), to each class of the Class A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for each class of the Class A Certificates from prior Distribution Dates;

c) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest; and

d) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Offered Certificates. On each Distribution Date
(a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount will be allocated in the following order of priority:

(a) concurrently, to the Class R-1 and Class R-2 Certificates until their respective certificate principal balances have been reduced to zero;

(b) to the Class A Certificates, the portion of the Principal Distribution Amount remaining after making the distribution described in paragraph
      (a) above, in the following order of priority:

      (i) sequentially, to the Class A-1 and Class A-2 Certificates, in that order, until their respective certificate principal balances have been reduced to zero; and

      (ii) concurrently, to the Class A-3 and Class A-4 Certificates, allocated pro rata among these certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Sequential Trigger Event is in effect, principal distributions to the Class A-3 and Class A-4 Certificates will be allocated first, to the Class A-3 Certificates, until its certificate principal balance has been reduced to zero and, then, to the Class A-4 Certificates, until its certificate principal balance has been reduced to zero;

(c) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraphs (a) and (b) will be distributed in the following order of priority:



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-MTR1              Preliminary Structural             October 12, 2005
                          and Collateral Term Sheet
-------------------------------------------------------------------------------


      (i) from any remaining Principal Distribution Amount, to the Class M Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero; and

      (ii) from any remaining Principal Distribution Amount, to the Class B Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero.

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:

(a) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated in the following order of priority:

      (i) sequentially to the Class A-1 and Class A-2 Certificates, in that order, until their respective certificate principal balances have been reduced to zero; and

      (ii) concurrently, to the Class A-3 and Class A-4 Certificates, allocated pro rata among these certificates, until their respective certificate principal balances have been reduced to zero;

(b) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraph (a) will be distributed sequentially in the following order of priority:

      (i) sequentially, in ascending numerical order, to the Class M Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until the certificate principal balance of such class has been reduced to zero; and

      (ii) sequentially, in ascending numerical order, to the Class B Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until the certificate principal balance of such class has been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate certificate principal balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2 and Class B-3 Certificates and the certificate principal balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata among the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Sequential Trigger Event is in effect, principal distributions to the Class A-3 and Class A-4 Certificates will be allocated first to the Class A-3 Certificates, until its certificate principal balance has been reduced to zero, and then to the Class A-4 Certificates, until its certificate principal balance has been reduced to zero.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

a) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest shortfall amount,

b) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest shortfall amount,

c) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates, any Class A-3 Basis Risk Carry Forward Amount to the Class A-3 Certificates and any Class A-4 Basis Risk Carry Forward Amount to the Class A-4 Certificates, pro rata based on their respective certificate principal balances,

d) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2 and Class B-3 Certificates, any Basis Risk Carry Forward Amounts for such classes, and

e)    to the holders of the Class X certificates, any remaining amounts.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-MTR1              Preliminary Structural             October 12, 2005
                          and Collateral Term Sheet
-------------------------------------------------------------------------------


Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date and net swap receipts from the Swap Provider for such Distribution Date. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

a) to the Swap Provider, any net swap payments and certain swap termination payments (other than termination payments where the Swap Provider is the defaulting party or the sole affected party) owed for such Distribution Date,

b)    to the certificateholders, to pay interest according to sections (b),
      (c) and (d) of the "Interest Distributions on the Principal
      Certificates" section, to the extent unpaid from other available funds,

c) to the certificateholders, to pay principal according to the section "Principal Distributions on the Offered Certificates", but only to the extent necessary to cause the overcollateralization to be maintained at the current overcollateralization amount (prior to distribution of any amounts due), to the extent unpaid from other available funds,

d) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow", to the extent unpaid from other available funds,

e) to the Swap Provider, any termination payments where the Swap Provider is the defaulting party or the sole affected party owed for such Distribution Date, and

f)    to the holders of the Class X certificates, any remaining amounts.

Net Monthly Excess Cashflow. For any Distribution Date, the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (iii) sequentially, to the Class B-3, Class B-2, Class B-1, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order. An allocation of any Realized Losses to a Subordinate Certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date.

Once realized losses are allocated sequentially to the Class B-3, Class B-2, Class B-1, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, their certificate principal balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date. Realized Losses will not be allocated to reduce the certificate principal balance of any class of the Class A Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Mortgage Loans and the denominator of which is the Principal Remittance Amount for such Distribution Date.

Interest Remittance Amount on the Principal Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Servicing Fee and the Trustee Fee.

Basic Principal Distribution Amount. On any Distribution Date, the excess of
(i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Principal Distribution Amount on the Principal Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and
(ii) the Extra Principal Distribution Amount.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-MTR1              Preliminary Structural             October 12, 2005
                          and Collateral Term Sheet
-------------------------------------------------------------------------------


Principal Remittance Amount.  On any Distribution Date, the sum of:

a) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

b) the principal portion of all partial and full prepayments received during the related prepayment period,

c) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

d) the principal portion of the repurchase price for any repurchased Mortgage Loans, that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

e) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

f) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee Rate and plus swap receipts, if any, and less net swap payments, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Principal Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate certificate principal balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 82.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 86.20% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and
(C) the certificate principal balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 89.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-MTR1              Preliminary Structural             October 12, 2005
                          and Collateral Term Sheet
-------------------------------------------------------------------------------


of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the certificate principal balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 91.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the certificate principal balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 94.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), and (F) the certificate principal balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 95.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), and (G) the certificate principal balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 96.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date),



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-MTR1              Preliminary Structural             October 12, 2005
                          and Collateral Term Sheet
-------------------------------------------------------------------------------


(F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (H) the certificate principal balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 97.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (H) the certificate principal balance of the Class B-2 Certificates (after taking into account any payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (I) the certificate principal balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of (A) the product of (i) 98.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-MTR1                 Preliminary Structural and Collateral Term Sheet                     October 12, 2005
-------------------------------------------------------------------------------------------------------------------------------

Remaining Prepayment Penalty Term by Product Type(1) (2)
-------------------------------------------------

               No            1-12         13-24        25-36         37-48       49-60
  Product      Penalty       Months       Months       Months        Months      Months         Total
-----------   -----------  ------------   -------    ------------    -------  -----------    ------------
1 Month ARM    $3,407,992      $964,073        $0      $1,215,500        $0      $686,250      $6,273,815
10 Year ARM    $3,021,750    $9,546,021        $0      $6,146,652        $0            $0     $18,714,423
3 Year ARM     $3,253,910   $22,801,580        $0      $9,190,462        $0      $522,400     $35,768,351
5 Year ARM    $39,505,590  $140,556,025        $0     $69,963,131        $0   $26,148,520    $276,173,267
6 Month ARM    $2,075,251   $68,660,747        $0     $16,628,336        $0    $8,991,940     $96,356,275
7 Year ARM     $2,198,874    $1,585,800        $0      $1,424,996        $0    $1,497,516      $6,707,186
-----------   -----------  ------------   -------    ------------    -------  -----------    ------------
Total(3):     $53,463,367  $244,114,247        $0    $104,569,078        $0   $37,846,627    $439,993,318
===========   ===========  ============   =======    ============    =======  ===========    ============

               No            1-12         13-24        25-36         37-48       49-60
  Product      Penalty       Months       Months       Months        Months      Months         Total
-----------   -----------  ------------   -------    ------------    -------  -----------    ------------
1 Month ARM      0.77%       0.22%        0.00%         0.28%         0.00%         0.16%         1.43%
10 Year ARM      0.69%       2.17%        0.00%         1.40%         0.00%         0.00%         4.26%
3 Year ARM       0.74%       5.18%        0.00%         2.09%         0.00%         0.12%         8.13%
5 Year ARM       8.98%      31.95%        0.00%        15.90%         0.00%         5.94%        62.77%
6 Month ARM      0.47%      15.60%        0.00%         3.78%         0.00%         2.04%        21.89%
7 Year ARM       0.50%       0.36%        0.00%         0.32%         0.00%         0.34%         1.52%
-----------   -----------  ------------   -------    ------------    -------  -----------    ------------
Total(3):       12.15%      55.48%        0.00%        23.77%         0.00%         8.60%       100.00%
===========   ===========  ============   =======    ============    =======  ===========    ============

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) None of the Mortgage Loans has a prepayment penalty term in excess of 60 months.
(3)   Columns may not add up due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-MTR1                 Preliminary Structural and Collateral Term Sheet                     October 12, 2005
-------------------------------------------------------------------------------------------------------------------------------

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:
o The Pricing Prepayment Assumption (as defined on page 3 above) is applied.
o 1-month, 6-month and 1 Year Forward LIBOR curves curve (as of close on October 10, 2005) are used.
o   33% loss severity, 100% advancing of principal and interest.
o   There is a 6-month lag in recoveries.
o Priced to call with collateral losses calculated through the life of the applicable bond.
o   All Offered Certificates are priced at par.
o All payments are assumed to be made on the 25th of the month regardless of business days.
o Based on the collateral as of the Statistical Calculation Date rolled one month at 6% CPR and initial marketing structure and spreads.

-------------------------------------------------------------------------------------------------------------------
                                         First Dollar of Loss            Libor Flat                0% Return
-------------------------------------------------------------------------------------------------------------------
    Class M-1     CDR (%)                                  13.66                    13.72                   14.43
                  Yield (%)                               5.0848                   4.7023                  0.0276
                  WAL (years)                               4.74                     4.74                    4.66
                  Modified Duration                         4.18                     4.18                    4.17
                  Principal Window                 Jul10 - Jul10            Jul10 - Jul10           Jun10 - Jun10
                  Principal Writedown          15,838.47 (0.22%)       161,465.41 (2.24%)   1,696,205.94 (23.49%)
                  Total Collateral Loss    37,473,986.97 (8.56%)    37,613,289.44 (8.59%)   39,031,084.75 (8.92%)
-------------------------------------------------------------------------------------------------------------------
    Class M-2     CDR (%)                                  10.91                    10.97                   11.57
                  Yield (%)                               5.1337                   4.7046                  0.0339
                  WAL (years)                               4.99                     4.99                    4.91
                  Modified Duration                         4.37                     4.37                    4.36
                  Principal Window                 Oct10 - Oct10            Oct10 - Oct10           Sep10 - Sep10
                  Principal Writedown           6,844.04 (0.10%)       163,974.72 (2.50%)   1,623,064.16 (24.72%)
                  Total Collateral Loss    31,397,585.38 (7.17%)    31,547,810.95 (7.21%)   32,863,991.35 (7.51%)
-------------------------------------------------------------------------------------------------------------------
    Class M-3     CDR (%)                                   9.22                     9.26                    9.63
                  Yield (%)                               5.1435                   4.7094                  0.0873
                  WAL (years)                               5.16                     5.16                    5.16
                  Modified Duration                         4.49                     4.50                    4.55
                  Principal Window                 Dec10 - Dec10            Dec10 - Dec10           Dec10 - Dec10
                  Principal Writedown          11,157.84 (0.25%)       121,043.89 (2.77%)   1,132,950.67 (25.88%)
                  Total Collateral Loss    27,363,714.86 (6.25%)    27,468,926.32 (6.28%)   28,437,021.74 (6.50%)
-------------------------------------------------------------------------------------------------------------------
    Class M-4     CDR (%)                                   6.93                     7.00                    7.53
                  Yield (%)                               5.2705                   4.7394                  0.0207
                  WAL (years)                               5.49                     5.49                    5.41
                  Modified Duration                         4.72                     4.73                    4.72
                  Principal Window                 Apr11 - Apr11            Apr11 - Apr11           Mar11 - Mar11
                  Principal Writedown          22,620.15 (0.36%)       229,363.30 (3.61%)   1,739,866.34 (27.42%)
                  Total Collateral Loss    21,593,645.47 (4.93%)    21,791,763.37 (4.98%)   23,170,567.92 (5.29%)
-------------------------------------------------------------------------------------------------------------------
    Class M-5     CDR (%)                                   5.97                     6.00                    6.23
                  Yield (%)                               5.2781                   4.7681                  0.1216
                  WAL (years)                               5.58                     5.58                    5.58
                  Modified Duration                         4.77                     4.78                    4.83
                  Principal Window                 May11 - May11            May11 - May11           May11 - May11
                  Principal Writedown          18,575.21 (0.65%)       109,112.49 (3.84%)     803,288.67 (28.24%)
                  Total Collateral Loss    18,928,540.18 (4.32%)    19,016,050.64 (4.34%)   19,684,575.09 (4.50%)
-------------------------------------------------------------------------------------------------------------------



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-MTR1                 Preliminary Structural and Collateral Term Sheet                     October 12, 2005
-------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                       First Dollar of Loss            Libor Flat                0% Return
-----------------------------------------------------------------------------------------------------------------
    Class B-1     CDR (%)                                  4.96                     5.03                     5.27
                  Yield (%)                              6.0017                   4.8537                   0.0608
                  WAL (years)                              5.74                     5.74                     5.66
                  Modified Duration                        4.80                     4.81                     4.80
                  Principal Window                Jul11 - Jul11            Jul11 - Jul11            Jun11 - Jun11
                  Principal Writedown          1,624.24 (0.05%)       221,360.65 (7.23%)      962,584.85 (31.43%)
                  Total Collateral Loss   16,089,662.26 (3.68%)    16,301,052.04 (3.72%)    16,945,699.53 (3.87%)
-----------------------------------------------------------------------------------------------------------------
    Class B-2     CDR (%)                                  4.27                     4.32                     4.49
                  Yield (%)                              6.0683                   4.9091                   0.1304
                  WAL (years)                              5.83                     5.83                     5.83
                  Modified Duration                        4.83                     4.84                     4.89
                  Principal Window                Aug11 - Aug11            Aug11 - Aug11            Aug11 - Aug11
                  Principal Writedown         20,789.89 (0.95%)       177,243.89 (8.10%)      709,242.34 (32.42%)
                  Total Collateral Loss   14,046,989.12 (3.21%)    14,201,563.30 (3.24%)    14,725,471.45 (3.36%)
-----------------------------------------------------------------------------------------------------------------




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-MTR1                 Preliminary Structural and Collateral Term Sheet                     October 12, 2005
-------------------------------------------------------------------------------------------------------------------------------

Sensitivity Table for the Offered Certificates - To Maturity
------------------------------------------------------------

The assumptions for the sensitivity table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied
o    1-month, 6-month and 1-year LIBOR remain static
o    10% Clean Up Call is not exercised
o    Based upon initial marketing structure and spreads

                                       ------------------------------------------------------------------------
                                         50 PPA      75 PPA     100 PPA     125 PPA    150 PPA     175 PPA
---------------------------------------------------------------------------------------------------------------
               WAL                            2.16        1.39        1.00       0.77        0.61        0.50
     A-1       Principal Window Begin            1           1           1          1           1           1
               Principal Window End             61          39          27         21          16          13
---------------------------------------------------------------------------------------------------------------
               WAL                            6.75        4.33        3.00       2.18        1.73        1.39
     A-2       Principal Window Begin           61          39          27         21          16          13
               Principal Window End            106          68          49         33          26          21
---------------------------------------------------------------------------------------------------------------
               WAL                           13.79        9.28        6.72       5.04        3.73        2.66
     A-3       Principal Window Begin          106          68          49         33          26          21
               Principal Window End            309         232         174        135         107          86
---------------------------------------------------------------------------------------------------------------
               WAL                           13.79        9.28        6.72       5.04        3.73        2.66
     A-4       Principal Window Begin          106          68          49         33          26          21
               Principal Window End            309         232         174        135         107          86
---------------------------------------------------------------------------------------------------------------
               WAL                            9.66        6.38        4.85       4.18        4.04        4.55
     M-1       Principal Window Begin           52          37          39         41          44          51
               Principal Window End            233         162         119         91          71          59
---------------------------------------------------------------------------------------------------------------
               WAL                            9.59        6.32        4.79       4.08        3.85        4.04
     M-2       Principal Window Begin           52          37          38         40          42          46
               Principal Window End            222         153         112         85          67          54
---------------------------------------------------------------------------------------------------------------
               WAL                            9.49        6.25        4.70       3.99        3.71        3.76
     M-3       Principal Window Begin           52          37          38         39          41          44
               Principal Window End            208         142         104         79          62          50
---------------------------------------------------------------------------------------------------------------
               WAL                            9.32        6.12        4.60       3.88        3.56        3.52
     M-4       Principal Window Begin           52          37          37         38          39          41
               Principal Window End            196         134          97         74          58          47
---------------------------------------------------------------------------------------------------------------
               WAL                            9.05        5.92        4.43       3.73        3.41        3.33
     M-5       Principal Window Begin           52          37          37         38          39          39
               Principal Window End            173         116          83         63          50          41
---------------------------------------------------------------------------------------------------------------
               WAL                            8.70        5.66        4.24       3.57        3.24        3.22
     B-1       Principal Window Begin           52          37          37         37          38          38
               Principal Window End            157         105          75         57          45          39
---------------------------------------------------------------------------------------------------------------
               WAL                            8.08        5.21        3.92       3.29        3.12        3.15
     B-2       Principal Window Begin           52          37          37         37          37          37
               Principal Window End            134          88          63         48          38          38
---------------------------------------------------------------------------------------------------------------



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-MTR1                 Preliminary Structural and Collateral Term Sheet                     October 12, 2005
-------------------------------------------------------------------------------------------------------------------------------

Sensitivity Table for the Offered Certificates - To Call
--------------------------------------------------------

The assumptions for the sensitivity table below are as follows:
o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied
o   1-month, 6-month and 1-year LIBOR remain static
o   10% Clean Up Call is exercised on the first possible date
o   Based upon initial marketing structure and spreads

                                      -------------------------------------------------------------------------
                                         50 PPA      75 PPA     100 PPA     125 PPA     150 PPA     175 PPA
---------------------------------------------------------------------------------------------------------------
               WAL                           2.16        1.39        1.00        0.77        0.61        0.50
     A-1       Principal Window Begin           1           1           1           1           1           1
               Principal Window End            61          39          27          21          16          13
---------------------------------------------------------------------------------------------------------------
               WAL                           6.75        4.33        3.00        2.18        1.73        1.39
     A-2       Principal Window Begin          61          39          27          21          16          13
               Principal Window End           106          68          49          33          26          21
---------------------------------------------------------------------------------------------------------------
               WAL                          12.01        7.94        5.69        4.23        3.11        2.38
     A-3       Principal Window Begin         106          68          49          33          26          21
               Principal Window End           162         109          78          59          47          38
---------------------------------------------------------------------------------------------------------------
               WAL                          12.01        7.94        5.69        4.23        3.11        2.38
     A-4       Principal Window Begin         106          68          49          33          26          21
               Principal Window End           162         109          78          59          47          38
---------------------------------------------------------------------------------------------------------------
               WAL                           9.00        5.90        4.48        3.89        3.82        3.16
     M-1       Principal Window Begin          52          37          39          41          44          38
               Principal Window End           162         109          78          59          47          38
---------------------------------------------------------------------------------------------------------------
               WAL                           9.00        5.90        4.46        3.83        3.66        3.16
     M-2       Principal Window Begin          52          37          38          40          42          38
               Principal Window End           162         109          78          59          47          38
---------------------------------------------------------------------------------------------------------------
               WAL                           9.00        5.90        4.43        3.78        3.55        3.16
     M-3       Principal Window Begin          52          37          38          39          41          38
               Principal Window End           162         109          78          59          47          38
---------------------------------------------------------------------------------------------------------------
               WAL                           9.00        5.90        4.43        3.74        3.46        3.16
     M-4       Principal Window Begin          52          37          37          38          39          38
               Principal Window End           162         109          78          59          47          38
---------------------------------------------------------------------------------------------------------------
               WAL                           8.99        5.88        4.40        3.70        3.40        3.16
     M-5       Principal Window Begin          52          37          37          38          39          38
               Principal Window End           162         109          78          59          47          38
---------------------------------------------------------------------------------------------------------------
               WAL                           8.70        5.66        4.24        3.57        3.24        3.16
     B-1       Principal Window Begin          52          37          37          37          38          38
               Principal Window End           157         105          75          57          45          38
---------------------------------------------------------------------------------------------------------------
               WAL                           8.08        5.21        3.92        3.29        3.12        3.15
     B-2       Principal Window Begin          52          37          37          37          37          37
               Principal Window End           134          88          63          48          38          38
---------------------------------------------------------------------------------------------------------------



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-MTR1                 Preliminary Structural and Collateral Term Sheet                     October 12, 2005
-------------------------------------------------------------------------------------------------------------------------------

WAC Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one and six-month LIBOR and 1-year LIBOR remain constant at 20.00%, (iii) day count convention of actual/360 is applied, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table. This table is based on initial marketing structure and spreads.

           Distribution                            Distribution
 Period        Date       WAC Cap (%)   Period         Date         WAC Cap (%)
 ------    ------------   -----------   ------     ------------     -----------
    1       11/25/2005     21.43283       46        8/25/2009        11.62262
    2       12/25/2005     20.52607       47        9/25/2009        11.53709
    3       1/25/2006      20.20310       48       10/25/2009        11.66038
    4       2/25/2006      19.92488       49       11/25/2009        11.37397
    5       3/25/2006      20.00646       50       12/25/2009        11.49927
    6       4/25/2006      19.63015       51        1/25/2010        11.21452
    7       5/25/2006      16.45235       52        2/25/2010        11.17294
    8       6/25/2006      16.15399       53        3/25/2010        11.76976
    9       7/25/2006      16.04492       54        4/25/2010        11.02275
   10       8/25/2006      15.74718       55        5/25/2010        11.16059
   11       9/25/2006      15.72098       56        6/25/2010        10.87848
   12       10/25/2006     15.68047       57        7/25/2010        11.02056
   13       11/25/2006     15.38161       58        8/25/2010        12.16160
   14       12/25/2006     15.30871       59        9/25/2010        10.91015
   15       1/25/2007      15.01369       60       10/25/2010        11.29513
   16       2/25/2007      14.83521       61       11/25/2010        10.93080
   17       3/25/2007      15.22934       62       12/25/2010        11.29519
   18       4/25/2007      14.70362       63        1/25/2011        10.93085
   19       5/25/2007      14.66411       64        2/25/2011        10.93088
   20       6/25/2007      14.37088       65        3/25/2011        12.10207
   21       7/25/2007      14.34115       66        4/25/2011        10.93093
   22       8/25/2007      14.05124       67        5/25/2011        11.29532
   23       9/25/2007      14.06736       68        6/25/2011        10.93098
   24       10/25/2007     14.10240       69        7/25/2011        11.29537
   25       11/25/2007     13.81009       70        8/25/2011        10.93103
   26       12/25/2007     13.81032       71        9/25/2011        10.93106
   27       1/25/2008      13.52102       72       10/25/2011        11.29546
   28       2/25/2008      13.38079       73       11/25/2011        10.93111
   29       3/25/2008      13.73731       74       12/25/2011        11.29551
   30       4/25/2008      13.33642       75        1/25/2012        10.93117
   31       5/25/2008      13.36487       76        2/25/2012        10.93120
   32       6/25/2008      13.07501       77        3/25/2012        11.68510
   33       7/25/2008      13.12174       78        4/25/2012        10.93125
   34       8/25/2008      12.83416       79        5/25/2012        11.29566
   35       9/25/2008      13.26899       80        6/25/2012        10.93131
   36       10/25/2008     12.75850       81        7/25/2012        11.29572
   37       11/25/2008     12.46115       82        8/25/2012        10.93137
   38       12/25/2008     12.55341       83        9/25/2012        11.00182
   39       1/25/2009      12.25817       84       10/25/2012        11.37249
   40       2/25/2009      12.15970       85       11/25/2012        11.00567
   41       3/25/2009      12.69847       86       12/25/2012        11.37255
   42       4/25/2009      11.98248       87        1/25/2013        11.00573
   43       5/25/2009      12.08971       88        2/25/2013        11.00576
   44       6/25/2009      11.79893       89        3/25/2013        12.18498
   45       7/25/2009      11.91156       90        4/25/2013        11.00582



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-MTR1                 Preliminary Structural and Collateral Term Sheet                     October 12, 2005
-------------------------------------------------------------------------------------------------------------------------------

              Distribution
 Period        Date         WAC Cap (%)
 ------    ------------     -----------
   91       5/25/2013         11.37271
   92       6/25/2013         11.00588
   93       7/25/2013         11.37278
   94       8/25/2013         11.00595
   95       9/25/2013         11.00598
   96       10/25/2013        11.37288
   97       11/25/2013        11.00604
   98       12/25/2013        11.37295
   99       1/25/2014         11.00611
   100      2/25/2014         11.00614
   101      3/25/2014         12.18541
   102      4/25/2014         11.00621
   103      5/25/2014         11.37312
   104      6/25/2014         11.00628
   105      7/25/2014         11.37319
   106      8/25/2014         11.00635
   107      9/25/2014         11.00638
   108      10/25/2014        11.37330
   109      11/25/2014        11.00646
   110      12/25/2014        11.37337
   111      1/25/2015         11.00653
   112      2/25/2015         11.00656
   113      3/25/2015         12.32618
   114      4/25/2015         11.13337
   115      5/25/2015         11.50453
   116      6/25/2015         11.13347
   117      7/25/2015         11.50463
   118      8/25/2015         11.20943
   119      9/25/2015         11.24514
   120      10/25/2015        11.63577



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-MTR1                 Preliminary Structural and Collateral Term Sheet                     October 12, 2005
-------------------------------------------------------------------------------------------------------------------------------

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $437,713,295. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay an amount equal to a per annum rate of 4.65% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the swap provider and the trust will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the swap provider. Only the net amount of the two obligations above will be paid by the appropriate party.

                                                 Swap Schedule

                                        Swap Notional                                            Swap Notional
    Period        Distribution Date       Amount ($)           Period      Distribution Date       Amount ($)
    ------        -----------------     ---------------        ------      -----------------     --------------
       1             11/25/2005          437,713,294.50          37           11/25/2008         49,831,864.45
       2             12/25/2005          410,486,227.35          38           12/25/2008         47,407,601.08
       3              1/25/2006          390,521,306.34          39            1/25/2009         45,101,263.56
       4              2/25/2006          371,527,350.76          40            2/25/2009         42,907,116.01
       5              3/25/2006          353,457,142.28          41            3/25/2009         40,819,701.55
       6              4/25/2006          336,266,116.54          42            4/25/2009         38,833,828.67
       7              5/25/2006          248,836,438.31          43            5/25/2009         36,944,558.38
       8              6/25/2006          236,733,220.82          44            6/25/2009         35,147,191.87
       9              7/25/2006          225,218,647.29          45            7/25/2009         33,437,258.90
      10              8/25/2006          214,264,090.91          46            8/25/2009         31,810,506.61
      11              9/25/2006          203,842,316.94          47            9/25/2009         30,262,889.03
      12             10/25/2006          193,927,415.04          48           10/25/2009         28,790,556.93
      13             11/25/2006          184,494,734.89          49           11/25/2009         27,389,848.32
      14             12/25/2006          175,520,824.81          50           12/25/2009         26,057,279.31
      15              1/25/2007          166,983,373.67          51            1/25/2010         24,789,535.48
      16              2/25/2007          158,861,155.23          52            2/25/2010         23,583,463.56
      17              3/25/2007          151,133,975.49          53            3/25/2010         22,436,095.10
      18              4/25/2007          143,782,622.50          54            4/25/2010         21,344,541.69
      19              5/25/2007          136,788,818.57          55            5/25/2010         20,306,088.44
      20              6/25/2007          130,135,174.85          56            6/25/2010         19,318,152.43
      21              7/25/2007          123,805,148.11          57            7/25/2010         18,378,276.43
      22              8/25/2007          117,782,999.62          58            8/25/2010         17,484,122.70
      23              9/25/2007          112,053,756.04          59        Sep - 10 onwards            0
      24             10/25/2007          106,603,172.21
      25             11/25/2007          101,417,695.66
      26             12/25/2007          96,484,433.07
      27              1/25/2008          91,791,118.07
      28              2/25/2008          87,326,080.84
      29              3/25/2008          83,078,219.10
      30              4/25/2008          79,036,970.48
      31              5/25/2008          75,192,286.26
      32              6/25/2008          71,534,606.41
      33              7/25/2008          68,054,835.83
      34              8/25/2008          64,744,321.76
      35              9/25/2008          61,594,832.18
      36             10/25/2008          52,380,082.77


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


GSAA 2005-MTR1                            Preliminary Structural and Collateral Term Sheet           October 12, 2005
---------------------------------------------------------------------------------------------------------------------
                                               The Mortgage Loans - All Collateral (1)
           Scheduled Principal Balance:                                                        $439,993,318
           Number of Mortgage Loans:                                                                    882
           Average Scheduled Principal Balance:                                                    $498,859
           Interest Only Loans:                                                                      96.19%
           Weighted Average Gross Coupon:                                                            5.967%
           Weighted Average Net Coupon: (2)                                                          5.682%
           Weighted Average FICO Score:                                                                 724
           Weighted Average Original LTV Ratio:                                                      74.24%
           Weighted Average Stated Remaining Term (months):                                             359
           Weighted Average Seasoning (months):                                                           1
           Weighted Average Months to Roll:                                                              47
           Weighted Average Gross Margin:                                                             2.77%
           Weighted Average Initial Rate Cap:                                                         4.78%
           Weighted Average Periodic Rate Cap:                                                        1.77%
           Weighted Average Gross Maximum Lifetime Rate:                                             11.92%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average
Gross Coupon less the Servicing Fee and the Trustee Fee.


                                             Distribution by Current Principal Balance

                                                    Pct. of  Weighted   Weight             Weighted  Weighted
                             Number                 Pool By    Avg.       Avg.    Avg.      Avg.      Avg.      Pct.      Pct.
 Current Principal           Of      Principal      Principal Gross      Current Principal Original  Combined  Full      Owner
      Balance                Loans   Balance        Balance   Coupon     FICO    Balance    LTV       LTV       Doc      Occupied
---------------------    ---------  ------------- ----------- --------  -------- --------  --------- --------- ----      ---------
 $50,000 & Below             2       $92,950        0.02%     6.563%     721     $46,475   79.99%    79.99%    0.00%     0.00%
 $50,001 - $75,000           3       186,600        0.04      6.613      697     62,200    61.40     61.40     0.00      0.00
 $75,001 - $100,000          7       605,172        0.14      6.181      728     86,453    64.25     71.36     29.41     29.73
 $100,001 - $125,000         15      1,664,631      0.38      6.048      735     110,975   75.68     84.19     39.42     39.95
 $125,001 - $150,000         16      2,252,513      0.51      5.894      734     140,782   73.21     80.26     30.58     49.94
 $150,001 - $200,000         44      7,902,966      1.80      5.892      724     179,613   73.91     87.86     21.27     73.30
 $200,001 - $250,000         77      17,442,915     3.96      5.909      732     226,531   76.11     89.44     11.53     76.76
 $250,001 - $300,000         69      18,981,543     4.31      5.902      722     275,095   77.82     91.59     7.04      90.00
 $300,001 - $350,000         69      22,430,745     5.10      5.873      738     325,083   76.13     90.65     9.96      78.30
 $350,001 - $400,000         88      32,777,051     7.45      5.874      731     372,466   75.78     90.42     6.74      86.11
 $400,001 - $450,000         83      35,177,026     7.99      5.928      722     423,820   77.83     92.17     6.08      93.96
 $450,001 - $500,000         70      33,465,358     7.61      5.947      726     478,077   77.10     91.77     8.47      80.14
 $500,001 - $550,000         53      27,945,056     6.35      5.877      733     527,265   75.92     86.15     3.81      82.85
 $550,001 - $600,000         54      31,217,102     7.09      5.829      722     578,094   75.50     86.57     7.52      73.73
 $600,001 - $650,000         41      25,835,615     5.87      6.016      729     630,137   76.11     89.98     7.10      85.63
 $650,001 - $700,000         20      13,578,068     3.09      5.824      712     678,903   75.07     87.56     10.13     85.20
 $700,001 - $750,000         40      29,350,506     6.67      5.960      724     733,763   76.33     90.71     7.52      89.98
 $750,001 - $800,000         20      15,609,934     3.55      6.069      709     780,497   74.25     81.84     20.34     60.03
 $800,001 - $850,000         10      8,339,516      1.90      5.991      708     833,952   74.12     80.82     20.20     89.87
 $850,001 - $900,000          4      3,504,893      0.80      6.030      700     876,223   77.48     87.47     0.00      100.00
 $900,001 - $950,000         13      12,022,815     2.73      5.866      720     924,832   72.35     83.07     0.00      69.33
 $950,001 - $1,000,000       42      41,530,604     9.44      6.072      718     988,824   69.75     82.16     7.12      85.64
 $1,000,001 - $1,500,000     36      46,692,237    10.61      6.082      725     1,297,007 67.97     72.65     5.28      82.91
 $1,500,001 & Above           6      11,387,500     2.59      6.567      724     1,897,917 63.72     69.14     17.12     100.00
---------------------    ---------  ------------- ----------- --------  -------- --------- --------- --------- -----     ---------
 Total:                     882     $439,993,318  100.00%     5.967%     724      $498,859 74.24%    85.96%    8.42%     82.85%
=====================    =========  ============= =========== ========  ======== ========= ========= ========= =====    ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                      22



GSAA 2005-MTR1                            Preliminary Structural and Collateral Term Sheet           October 12, 2005
---------------------------------------------------------------------------------------------------------------------

                                                     Distribution by Current Rate


                                          Pct. Of    Weighted                     Weighted  Weighted
                                          Pool By      Avg.    Avg.       Avg.      Avg.      Avg.
   Current         Number      Principal  Principal   Gross    Current  Principal Original   Combined    Pct.     Owner
    Rate          Of Loans     Balance    Balance    Coupon    FICO     Balance     LTV        LTV     Full Doc  Occupied
--------------   ----------  ------------ --------- --------- -------- ---------- ---------  --------  --------  ---------
 4.50% & Below        1         $917,000    0.21%     4.375%    776     $917,000   61.75%     61.75%    0.00%     100.00%
 4.51 - 5.00%        32       20,477,841    4.65      4.901     715      639,933   72.06      85.77     6.56       90.80
 5.01 - 5.50%       156       77,227,297   17.55      5.366     728      495,047   73.43      84.98    11.29       86.46
 5.51 - 6.00%       365      158,818,204   36.10      5.837     729      435,118   73.39      85.72     9.01       86.09
 6.01 - 6.50%       247      131,697,807   29.93      6.295     723      533,190   74.91      86.93     6.06       86.23
 6.51 - 7.00%        70       44,182,868   10.04      6.783     708      631,184   77.91      86.82     7.70       55.95
 7.01 - 7.50%         7        3,224,300    0.73      7.221     713      460,614   77.54      85.84    24.81       44.20
 7.51 - 8.00%         3        1,628,000    0.37      7.699     707      542,667   80.00      92.95    29.48        0.00
 8.01 - 8.50%         1        1,820,000    0.41      8.125     755    1,820,000   65.00      65.00     0.00      100.00
--------------   ----------  ------------ --------- --------- -------- ---------- ---------  --------  --------  ---------
 Total:             882     $439,993,318  100.00%     5.967%    724     $498,859   74.24%     85.96%    8.42%      82.85%
==============   ========== ============= ========= ========= ======== ========== ========= =========  ========  =========


                                                    Distribution by FICO


                                       Pct. Of    Weighted   Weighted              Weighted  Weighted
                                       Pool By      Avg.        Avg.        Avg.     Avg.      Avg.                  Pct.
              Number       Principal   Principal   Gross      Current    Principal Original  Combined     Pct.      Owner
   Fico       Of Loans     Balance     Balance     Coupon      FICO       Balance    LTV       LTV     Full Doc    Occupied
-----------  ----------  ------------  ---------  ---------  --------    ---------- -------- --------- ---------  ----------
 800 - 819       32      $12,823,373     2.91%     5.833%      805       $400,730   71.24%    81.60%    11.35%      84.24%
 780 - 799       77       33,201,595     7.55      5.895       787        431,190   75.18     86.70     13.64       71.20
 760 - 779      103       55,471,215    12.61      5.866       770        538,555   73.04     85.92     11.15       80.66
 740 - 759      109       54,260,601    12.33      6.018       750        497,804   75.01     86.67     11.62       80.58
 720 - 739      134       61,194,557    13.91      5.922       729        456,676   75.31     88.21      8.26       83.53
 700 - 719      153       79,905,560    18.16      5.941       710        522,259   73.91     85.78      6.82       86.59
 680 - 699      174       90,266,642    20.52      6.083       690        518,774   74.18     85.68      2.72       82.91
 660 - 679       89       46,848,038    10.65      5.929       670        526,382   74.20     84.02     10.89       87.63
 640 - 659       10        4,671,737     1.06      6.324       653        467,174   77.91     90.37     10.79       87.34
 620 - 639        1        1,350,000     0.31      6.875       633      1,350,000   61.93     61.93      0.00      100.00
-----------  ---------- ------------- ---------- ---------- ---------   ----------- -------- --------- ---------  ----------
 Total:         882     $439,993,318    5.967%   100.00%       724       $498,859   74.24%    85.96%    8.42%       82.85%
===========  ========== ============= ========== ========== =========   =========== ======== ========= =========  ==========


                                                Distribution by Original LTV


                                          Pct. Of   Weighted    Weighted            Weighted  Weighted
                     Number               Pool By     Avg.       Avg.      Avg.        Avg.      Avg.                Pct.
                     Of       Principal   Principal   Gross    Current   Principal  Original  Combined     Pct.      Owner
 Original LTV        Loans    Balance     Balance    Coupon      FICO      Balance     LTV       LTV      Full Doc  Occupied
----------------   -------- ------------ ---------- --------   --------- ---------  --------- ---------  ---------- --------
 30.00% & Below       5      $1,458,000     0.33%     5.608%     719     $291,600    26.98%    46.58%       0.00%    85.05%
 30.01 - 40.00%       4       1,550,000     0.35      5.865      728      387,500    38.30     40.45        0.00    100.00
 40.01 - 50.00%      14       5,286,673     1.20      5.359      734      377,619    47.46     47.48        0.00     52.74
 50.01 - 60.00%      26      19,494,229     4.43      5.966      742      749,778    55.39     59.70        0.00     77.92
 60.01 - 70.00%     139      90,045,581    20.47      5.848      718      647,810    65.30     74.26        6.06     76.33
 70.01 - 80.00%     692     321,893,903    73.16      6.012      725      465,165    78.70     91.85        9.77     85.36
 85.01 - 90.00%       1         136,800     0.03      5.875      704      136,800    90.00     90.00      100.00    100.00
 90.01 - 95.00%       1         128,131     0.03      6.375      783      128,131    95.00     95.00        0.00    100.00
----------------   ------- ------------- ---------- --------   --------- ---------  --------- ---------  ---------- --------
 Total:             882    $439,993,318   100.00%     5.967%     724     $498,859    74.24%    85.96%       8.42%    82.85%
================   ======= ============= ========== ========   ========= =========  ========= ========= =========== ========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                      23


GSAA 2005-MTR1                            Preliminary Structural and Collateral Term Sheet           October 12, 2005
---------------------------------------------------------------------------------------------------------------------

                                                     Distribution by Document Type


                                                     Pct. Of   Weighted  Weighted            Weighted   Weighted
                                Number               Pool By     Avg.      Avg.      Avg.      Avg.       Avg.               Pct.
                                 Of      Principal   Principal   Gross   Currentd  Principal Original  Combined   Pct.     Owner
     Document Type              Loans    Balance     Balance    Coupon     FICO    Balance     LTV        LTV    Full Doc Occupied
-----------------------------   ------ -----------   --------- --------- --------- --------- --------  --------- -------- --------
 Full/Alt                        87    $37,035,085     8.42%    5.900%      735    $425,691  76.83%    88.67%   100.00%    71.02%
 NO DOC/NINA/NO RATIO           100     55,626,203    12.64     6.028       728    556,262   63.42     64.57      0.00     78.99
 State Income/Stated Asset       24      8,961,080     2.04     5.618       732    373,378   73.36     80.85      0.00     78.64
 Stated Income/Verified Asset   671    338,370,950    76.90     5.973       722    504,279   75.76     89.31      0.00     84.89
-----------------------------   ------ -----------   --------- --------- --------- --------- --------  --------- -------- --------
 Total:                         882   $439,993,318   100.00%    5.967%      724    $498,859  74.24%    85.96%     8.42%    82.85%
=============================   ====== ===========   ========= ========= ========= ========= ======== ========== ======== ========


                                                     Distribution by Loan Purpose



                                            Pct. Of   Weighted   Weighted              Weighted   Weighted
                                            Pool By     Avg.       Avg.      Avg.        Avg.       Avg.                   Pct.
    Loan         Number      Principal     Principal   Gross    Current   Principal    Original   Combined    Pct.        Owner
   Purpose      Of Loans      Balance       Balance    Coupon     FICO     Balance       LTV        LTV       Full Doc   Occupied
--------------- --------   ------------   ----------  --------  --------- ---------    --------   --------    --------   --------
 Cashout Refi      192     $114,792,984     26.09%     6.009%     717      $597,880    68.87%     72.65%      7.12%      82.86%
 Purchase          644      299,297,759     68.02      5.960      728      464,748     76.62      91.65       9.44       81.99
 Rate/Term Refi     46       25,902,575      5.89      5.859      712      563,099     70.63      79.16       2.37       92.82
--------------- --------   ------------   ----------  --------  --------- ---------    --------   --------    --------   --------
 Total:            882      $439,993,318   100.00%     5.967%     724     $498,859     74.24%     85.96%      8.42%      82.85%
=============== ========   ============   ==========  ========  ========= =========    ========   ========    ========   ========


                                                   Distribution by Occupancy Status


                                            Pct. Of    Weighted   Weighted              Weighted   Weighted
                                            Pool By      Avg.       Avg.      Avg.        Avg.       Avg.                   Pct.
  Occupancy       Number      Principal    Principal    Gross    Current   Principal    Original   Combined     Pct.        Owner
   Status         Of Loans      Balance     Balance     Coupon     FICO     Balance       LTV        LTV       Full Doc   Occupied
---------------   --------   ------------  ----------  --------  --------- ---------    --------   --------    --------   --------
 Non Owner         139      $62,853,802      14.29%     6.201%     731    $452,186       71.63%     76.26%      16.54%      0.00%
 Owner Occupied    711      364,540,973      82.85      5.918      723     512,716       74.64      87.51        7.22     100.00
 Second Home        32       12,598,542       2.86      6.201      733     393,704       75.88      89.43        2.67       0.00
---------------   --------   ------------  ----------  --------  --------- ---------    --------   --------    --------   --------
 Total:            882      $439,993,318     5.967%    100.00%     724    $498,859       74.24%     85.96%       8.42%     82.85%
===============   ========   ============  ==========  ========  ========= =========    ========   ========    ========   ========


                                                     Distribution by Property Type


                                            Pct. Of   Weighted   Weighted              Weighted   Weighted
                                            Pool By     Avg.       Avg.      Avg.        Avg.       Avg.                   Pct.
  Property       Number      Principal     Principal   Gross    Current   Principal    Original   Combined    Pct.        Owner
   Type         Of Loans      Balance       Balance    Coupon     FICO     Balance       LTV        LTV       Full Doc   Occupied
--------------- --------   ------------   ----------  --------  --------- ---------    --------   --------    --------   --------
 2-4 Family        72       $39,354,013      8.94%     6.110%     735      $546,584      73.46%    83.68%      10.02%     58.47%
 Condo            139        49,055,393     11.15      5.849      728       352,916      76.16     91.68       13.78      88.92
 Co-op              1           136,800      0.03      5.875      704       136,800      90.00     90.00      100.00     100.00
 Pud              123        62,318,587     14.16      5.985      722       506,655      72.43     83.48       12.69      81.85
 Single Family    547       289,128,526     65.71      5.963      723       528,571      74.41     85.83        6.32      85.35
--------------- --------   -------------  ----------  --------  --------- ---------    --------   --------    --------   --------
 Total:           882      $439,993,318    100.00%     5.967%     724      $498,859      74.24%    85.96%       8.42%     82.85%
=============== ========   =============  ==========  ========  ========= =========    ========   ========    ========   ========




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-MTR1                Preliminary Structural          October 12, 2005
                             and Collateral Term Sheet
------------------------------------------------------------------------------

                                                         Distribution by State

                                                        Pct. Of      Weighted      Weighted                       Weighted
                                                        Pool By          Avg.          Avg.           Avg.            Avg.
                     Number Of        Principal       Principal         Gross       Current      Principal        Original
      State              Loans          Balance         Balance        Coupon          FICO        Balance             LTV
------------------ ------------- -----------------  --------------- ------------ ------------ --------------- ---------------
 CA - Southern             586     $295,361,209          67.13%        5.945%           725       $504,029          74.44%
 CA - Northern             126       74,329,516          16.89         5.880            725        589,917          72.01
 FL                         26       16,401,341           3.73         6.095            718        630,821          74.62
 AZ                         45       12,677,417           2.88         6.067            727        281,720          77.65
 NV                         26        8,552,833           1.94         5.936            718        328,955          76.88
 NY                          6        4,073,470           0.93         7.036            699        678,912          74.01
 NJ                          8        3,957,950           0.90         5.843            719        494,744          70.72
 NC                          5        3,934,549           0.89         6.062            716        786,910          75.79
 VA                          5        3,026,291           0.69         5.946            734        605,258          76.24
 SC                          5        2,436,400           0.55         6.550            716        487,280          72.72
 Other                      44       15,242,341           3.46         6.236            727        346,417          77.07
------------------ ------------- -----------------  --------------- ------------ ------------ --------------- ---------------
 Total:                    882     $439,993,318         100.00%        5.967%           724       $498,859          74.24%
================== ============= =================  =============== ============ ============ =============== ===============


                      Weighted
                          Avg.
                      Combined      Pct. Full     Pct. Owner
      State                LTV            Doc       Occupied
------------------  ------------- ------------- -------------
 CA - Southern          86.89%          8.54%         86.25%
 CA - Northern          81.74           4.44          79.92
 FL                     84.61           0.95          74.25
 AZ                     90.33          26.95          64.54
 NV                     89.73          17.73          90.07
 NY                     82.72          13.34          71.82
 NJ                     77.05          30.50          72.31
 NC                     89.20           0.00          55.52
 VA                     85.72           0.00          74.75
 SC                     79.30           0.00          61.57
 Other                  87.65          10.96          69.46
------------------  ------------- ------------- -------------
 Total:                 85.96%          8.42%         82.85%
==================  ============= ============= =============



                                                    Distribution by Zip Code

                                                        Pct. Of      Weighted      Weighted                       Weighted
                                                        Pool By          Avg.          Avg.           Avg.            Avg.
                     Number Of        Principal       Principal         Gross       Current      Principal        Original
    Zip Code             Loans          Balance         Balance        Coupon          FICO        Balance             LTV
------------------ ------------- -----------------  --------------- ------------ ------------ --------------- ---------------
 91602                      9       $6,084,194           1.38%         6.421%          695       $676,022          76.47%
 90068                      8        5,915,650           1.34          5.921           718        739,456          74.92
 91342                     15        5,086,961           1.16          5.951           732        339,131          78.17
 91335                     13        4,698,200           1.07          5.832           729        361,400          78.33
 91402                     14        4,233,894           0.96          6.031           714        302,421          76.72
 92651                      3        3,685,000           0.84          5.679           739      1,228,333          69.84
 90069                      4        3,555,400           0.81          6.196           709        888,850          74.24
 90046                      4        3,483,500           0.79          6.138           745        870,875          72.76
 92627                      5        3,456,250           0.79          5.710           703        691,250          76.28
 92648                      4        3,446,095           0.78          5.945           720        861,524          76.13
 Other                    803      396,348,174          90.08          5.963           725        493,584          74.09
------------------ ------------- -----------------  --------------- ------------ ------------ --------------- ---------------
 Total:                   882     $439,993,318         100.00%         5.967%          724       $498,859         74.24%
================== ============= =================  =============== ============ ============ =============== ===============


                      Weighted
                          Avg.
                      Combined      Pct. Full     Pct. Owner
    Zip Code               LTV            Doc       Occupied
------------------  ------------- ------------- -------------
 91602                  84.36%         12.31%         42.92%
 90068                  87.45           9.91          90.09
 91342                  94.08           0.00          94.02
 91335                  94.99          11.24         100.00
 91402                  90.22           3.31          96.69
 92651                  77.77          52.92         100.00
 90069                  85.07           0.00         100.00
 90046                  84.40          22.97         100.00
 92627                  86.71          20.48          58.73
 92648                  84.99          16.30         100.00
 Other                  85.80           7.82          82.46
------------------  ------------- ------------- -------------
 Total:                 85.96%          8.42%         82.85%
==================  ============= ============= =============



                                            Distribution by Remaining Months to Maturity


    Remaining                                           Pct. Of      Weighted      Weighted                       Weighted
       Months                                           Pool By          Avg.          Avg.           Avg.            Avg.
           to        Number Of        Principal       Principal         Gross       Current      Principal        Original
     Maturity            Loans          Balance         Balance        Coupon          FICO        Balance             LTV
------------------ ------------- -----------------  --------------- ------------ ------------ --------------- ---------------
 301 - 360                882     $439,993,318        100.00%         5.967%           724       $498,859         74.24%
------------------ ------------- -----------------  --------------- ------------ ------------ --------------- ---------------
 Total:                   882     $439,993,318        100.00%         5.967%           724       $498,859         74.24%
================== ============= =================  =============== ============ ============ =============== ===============


    Remaining         Weighted
       Months             Avg.
           to         Combined      Pct. Full     Pct. Owner
     Maturity              LTV            Doc       Occupied
------------------  ------------- ------------- -------------
 301 - 360             85.96%          8.42%         82.85%
------------------  ------------- ------------- -------------
 Total:                85.96%          8.42%         82.85%
==================  ============= ============= =============



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-MTR1                Preliminary Structural          October 12, 2005
                             and Collateral Term Sheet
------------------------------------------------------------------------------

                                                  Distribution by Amortization Type


                                                        Pct. Of      Weighted      Weighted                       Weighted
                                                        Pool By          Avg.          Avg.           Avg.            Avg.
   Amortization      Number Of        Principal       Principal         Gross       Current      Principal        Original
      Type               Loans          Balance         Balance        Coupon          FICO        Balance             LTV
------------------ ------------- -----------------  --------------- ------------ ------------ --------------- ---------------
 1 MONTH ARM                   9      $6,273,815           1.43%        6.177%           706       $697,091         74.49%
 10 YEAR ARM                  23      18,714,423           4.25         6.018            711        813,671         64.84
 3 YEAR ARM                   73      35,768,351           8.13         6.170            731        489,977         74.83
 5 YEAR ARM                  608     276,173,267          62.77         6.105            727        454,232         74.84
 6 MONTH ARM                 154      96,356,275          21.90         5.480            719        625,690         74.35
 7 YEAR ARM                   15       6,707,186           1.52         5.856            724        447,146         70.96
------------------ ------------- -----------------  --------------- ------------ ------------ --------------- ---------------
 Total:                      882    $439,993,318         100.00%        5.967%           724       $498,859         74.24%
================== ============= =================  =============== ============ ============ =============== ===============


                      Weighted
                          Avg.
   Amortization       Combined      Pct. Full     Pct. Owner
      Type                 LTV            Doc       Occupied
------------------  ------------- ------------- -------------
 1 MONTH ARM             80.60%         2.36%         32.77%
 10 YEAR ARM             72.18          0.00          82.32
 3 YEAR ARM              87.84          7.56          89.33
 5 YEAR ARM              86.51          9.00          81.90
 6 MONTH ARM             87.22          7.88          88.08
 7 YEAR ARM              78.61         25.71          60.89
------------------  ------------- ------------- -------------
 Total:                  85.96%         8.42%         82.85%
==================  ============= ============= =============



                                                  Distribution by Prepayment Term Months

                                                        Pct. Of      Weighted      Weighted                       Weighted
  Prepayment                                            Pool By          Avg.          Avg.           Avg.            Avg.
      Term           Number Of        Principal       Principal         Gross       Current      Principal        Original
    Months               Loans          Balance         Balance        Coupon          FICO        Balance             LTV
------------------ ------------- -----------------  --------------- ------------ ------------ --------------- ---------------
 0                        118      $51,643,367         11.74%         5.965%           724       $437,656         73.49%
 4                          1          453,000          0.10          6.625            708        453,000         75.00
 6                        480      245,481,247         55.79          5.942            726        511,419         73.78
 36                       199      104,569,078         23.77          6.045            719        525,473         75.45
 60                        84       37,846,627          8.60          5.908            733        450,555         74.91
------------------ ------------- -----------------  --------------- ------------ ------------ --------------- ---------------
 Total:                   882     $439,993,318        100.00%         5.967%           724       $498,859         74.24%
================== ============= =================  =============== ============ ============ =============== ===============


                      Weighted
  Prepayment              Avg.
      Term            Combined      Pct. Full     Pct. Owner
    Months                 LTV            Doc       Occupied
------------------  ------------- ------------- -------------
 0                      80.98%         18.16%         78.07%
 4                      90.00           0.00           0.00
 6                      86.76           5.48          85.45
 36                     86.60           8.56          81.64
 60                     85.75          13.88          76.85
------------------  ------------- ------------- -------------
 Total:                 85.96%          8.42%         82.85%
==================  ============= ============= =============



                                                         Distribution by Periodic Cap

                                                        Pct. Of      Weighted      Weighted                       Weighted
                                                        Pool By          Avg.          Avg.           Avg.            Avg.
   Periodic          Number Of        Principal       Principal         Gross       Current      Principal        Original
     Gap                 Loans          Balance         Balance        Coupon          FICO        Balance             LTV
------------------ ------------- -----------------  --------------- ------------ ------------ --------------- ---------------
 1.00 - 1.49%             163     $101,710,490          23.12%         5.517%          718       $623,991          74.36%
 1.50 - 1.99%               1          750,000           0.17          5.500           764        750,000          74.26
 2.00 - 2.49%             718      337,532,828          76.71          6.103           726        470,101          74.21
------------------ ------------- -----------------  --------------- ------------ ------------ --------------- ---------------
 Total:                   882     $439,993,318         100.00%         5.967%          724       $498,859          74.24%
================== ============= =================  =============== ============ ============ =============== ===============


                      Weighted
                          Avg.
   Periodic           Combined      Pct. Full     Pct. Owner
     Gap                   LTV            Doc       Occupied
------------------  ------------- ------------- -------------
 1.00 - 1.49%           86.80%          7.62%         84.56%
 1.50 - 1.99%           90.00           0.00         100.00
 2.00 - 2.49%           85.69           8.68          82.30
------------------  ------------- ------------- -------------
 Total:                 85.96%          8.42%         82.85%
==================  ============= ============= =============



                                                      Distribution by Months to Rate Reset


                                                        Pct. Of      Weighted      Weighted                       Weighted
                                                        Pool By          Avg.          Avg.           Avg.            Avg.
    Months to        Number Of        Principal       Principal         Gross       Current      Principal        Original
    Rate Reset           Loans          Balance         Balance        Coupon          FICO        Balance             LTV
------------------ ------------- -----------------  --------------- ------------ ------------ --------------- ---------------
 10 & Below               164     $102,963,389          23.40%         5.528%          719       $627,826          74.37%
 21 - 30                    2        2,668,730           0.61          7.608           746      1,334,365          69.77
 31 - 40                   71       33,357,621           7.58          6.068           731        469,826          75.19
 51 - 60                  608      276,553,797          62.85          6.103           726        454,858          74.86
 81 - 90                   14        5,797,186           1.32          5.853           725        414,085          71.89
 111 - 120                 23       18,652,594           4.24          5.986           713        810,982          64.06
------------------ ------------- -----------------  --------------- ------------ ------------ --------------- ---------------
 Total:                   882     $439,993,318         100.00%         5.967%          724       $498,859          74.24%
================== ============= =================  =============== ============ ============ =============== ===============


                      Weighted
                          Avg.
    Months to         Combined      Pct. Full     Pct. Owner
    Rate Reset             LTV            Doc       Occupied
------------------  ------------- ------------- -------------
 10 & Below             86.82%          7.52%         84.75%
 21 - 30                74.30           0.00         100.00
 31 - 40                88.42           8.11          85.56
 51 - 60                86.58           8.99          82.28
 81 - 90                78.50          29.75          70.45
 111 - 120              71.60           0.00          77.39
------------------  ------------- ------------- -------------
 Total:                 85.96%          8.42%         82.85%
==================  ============= ============= =============



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-MTR1                Preliminary Structural          October 12, 2005
                             and Collateral Term Sheet
------------------------------------------------------------------------------

                                               Distribution by Maximum Lifetime Rate

                                                        Pct. Of      Weighted      Weighted                       Weighted
    Maximum                                             Pool By          Avg.          Avg.           Avg.            Avg.
   Lifetime          Number Of        Principal       Principal         Gross       Current      Principal        Original
       Rate              Loans          Balance         Balance        Coupon          FICO        Balance             LTV
------------------ ------------- -----------------  --------------- ------------ ------------ --------------- ---------------
 10.49% & Below            13          $7,146,083          1.62%         5.225%          747       $549,699         72.93%
 10.50 - 10.99%            45          29,873,379          6.79          5.288           722        663,853         70.14
 11.00 - 11.49%           102          50,676,747         11.52          5.257           724        496,831         74.02
 11.50 - 11.99%           311         127,078,679         28.88          5.736           731        408,613         73.87
 12.00 - 12.49%           286         145,993,998         33.18          6.171           725        510,469         74.29
 12.50 - 12.99%           102          64,858,735         14.74          6.619           714        635,870         76.46
 13.00 - 13.49%            19          10,917,696          2.48          7.065           700        574,616         78.51
 13.50 - 13.99%             3           1,628,000          0.37          7.699           707        542,667         80.00
 14.00 - 14.49%             1           1,820,000          0.41          8.125           755      1,820,000         65.00
------------------ ------------- -----------------  --------------- ------------ ------------ --------------- ---------------
 Total:                   882        $439,993,318        100.00%         5.967%          724       $498,859         74.24%
================== ============= =================  =============== ============ ============ =============== ===============


                      Weighted
    Maximum               Avg.
   Lifetime           Combined      Pct. Full     Pct. Owner
       Rate                LTV            Doc       Occupied
------------------  ------------- ------------- -------------
 10.49% & Below          82.15%         11.13%       100.00%
 10.50 - 10.99%          79.90          17.09         87.81
 11.00 - 11.49%          87.35           8.37         87.61
 11.50 - 11.99%          86.50           8.44         87.16
 12.00 - 12.49%          86.83           6.68         86.97
 12.50 - 12.99%          85.58           7.74         69.10
 13.00 - 13.49%          85.32           8.35         21.95
 13.50 - 13.99%          92.95          29.48          0.00
 14.00 - 14.49%          65.00           0.00        100.00
------------------  ------------- ------------- -------------
 Total:                  85.96%          8.42%        82.85%
==================  ============= ============= =============



                                            Distribution by Minimum Lifetime Rate

                                                        Pct. Of      Weighted      Weighted                       Weighted
                                                        Pool By          Avg.          Avg.           Avg.            Avg.
      Minimum        Number Of        Principal       Principal         Gross       Current      Principal        Original
   Lifetime Rate         Loans          Balance         Balance        Coupon          FICO        Balance             LTV
------------------ ------------- -----------------  --------------- ------------ ------------ --------------- ---------------
 1.99% & Below                1         $750,000         0.17%         5.500%            764      $750,000         74.26%
 2.00 - 2.49%               403      174,157,136         39.58          6.031            729       432,152          75.77
 2.50 - 2.99%               135       85,684,326         19.47          5.418            717       634,699          74.25
 3.00 - 3.49%               340      176,253,126         40.06          6.142            723       518,392          72.78
 5.00 - 5.49%                 3        3,148,730          0.72          7.649            748     1,049,577          71.33
------------------ ------------- -----------------  --------------- ------------ ------------ --------------- ---------------
 Total:                     882     $439,993,318       100.00%         5.967%            724      $498,859         74.24%
================== ============= =================  =============== ============ ============ =============== ===============


                      Weighted
                          Avg.
   Minimum            Combined      Pct. Full     Pct. Owner
 Lifetime Rate             LTV            Doc       Occupied
------------------  ------------- ------------- -------------
 1.99% & Below          90.00%         0.00%        100.00%
 2.00 - 2.49%            89.88         12.09          81.90
 2.50 - 2.99%            86.67          7.02          89.72
 3.00 - 3.49%            81.87          5.39          80.34
 5.00 - 5.49%            78.22         15.24          84.76
------------------  ------------- ------------- -------------
 Total:                 85.96%         8.42%         82.85%
==================  ============= ============= =============



                                                   Distribution by Margin


                                                        Pct. Of      Weighted      Weighted                       Weighted
                                                        Pool By          Avg.          Avg.           Avg.            Avg.
                     Number Of        Principal       Principal         Gross       Current      Principal        Original
      Margin             Loans          Balance         Balance        Coupon          FICO        Balance             LTV
------------------ ------------- -----------------  --------------- ------------ ------------ --------------- ---------------
 1.99% & Below                1         $750,000          0.17%         5.500%           764      $750,000          74.26%
 2.00 - 2.49%               403      174,157,136         39.58          6.031            729       432,152          75.77
 2.50 - 2.99%               135       85,684,326         19.47          5.418            717       634,699          74.25
 3.00 - 3.49%               340      176,253,126         40.06          6.142            723       518,392          72.78
 5.00 - 5.49%                 3        3,148,730          0.72          7.649            748     1,049,577          71.33
------------------ ------------- -----------------  --------------- ------------ ------------ --------------- ---------------
 Total:                     882     $439,993,318        100.00%         5.967%            724      $498,859         74.24%
================== ============= =================  =============== ============ ============ =============== ===============


                      Weighted
                          Avg.
                      Combined      Pct. Full     Pct. Owner
      Margin               LTV            Doc       Occupied
------------------  ------------- ------------- -------------
 1.99% & Below          90.00%          0.00%        100.00%
 2.00 - 2.49%            89.88         12.09          81.90
 2.50 - 2.99%            86.67          7.02          89.72
 3.00 - 3.49%            81.87          5.39          80.34
 5.00 - 5.49%            78.22         15.24          84.76
------------------  ------------- ------------- -------------
 Total:                  85.96%         8.42%         82.85%
==================  ============= ============= =============



                                               Distribution by First Adjustment Cap


                                                        Pct. Of      Weighted      Weighted                       Weighted
      First                                             Pool By          Avg.          Avg.           Avg.            Avg.
   Adjustment        Number Of        Principal       Principal         Gross       Current      Principal        Original
      Cap                Loans          Balance         Balance        Coupon          FICO        Balance             LTV
------------------ ------------- -----------------  --------------- ------------ ------------ --------------- ---------------
 1.00% & Below              160     $100,579,090         22.86%         5.509%           719      $628,619          74.33%
 1.51 - 2.00%                 5        3,806,730          0.87          7.254            738       761,346          72.24
 4.51 - 5.00%                39       22,597,141          5.14          5.595            730       579,414          71.75
 5.51 - 6.00%               677      312,260,356         70.97          6.126            726       461,241          74.42
 11.51 - 12.00%               1          750,000          0.17          5.500            764       750,000          74.26
------------------ ------------- -----------------  --------------- ------------ ------------ --------------- ---------------
 Total:                     882     $439,993,318        100.00%         5.967%           724      $498,859          74.24%
================== ============= =================  =============== ============ ============ =============== ===============


                      Weighted
     First                Avg.
  Adjustment          Combined      Pct. Full     Pct. Owner
      Cap                  LTV            Doc       Occupied
------------------  ------------- ------------- -------------
 1.00% & Below           86.82%         7.70%         84.38%
 1.51 - 2.00%            78.48         12.61          87.39
 4.51 - 5.00%            78.87         20.17          90.53
 5.51 - 6.00%            86.27          7.77          81.71
 11.51 - 12.00%          90.00          0.00         100.00
------------------  ------------- ------------- -------------
 Total:                  85.96%         8.42%         82.85%
==================  ============= ============= =============



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

GSAA 2005-MTR1                Preliminary Structural          October 12, 2005
                             and Collateral Term Sheet
------------------------------------------------------------------------------

                                             Distribution by Periodic Lifetime Cap

                                                        Pct. Of      Weighted      Weighted                       Weighted
    Periodic                            Pool By            Avg.          Avg.          Avg.          Avg.             Avg.
    Lifetime         Number Of        Principal       Principal         Gross       Current      Principal        Original
       Cap               Loans          Balance         Balance        Coupon          FICO        Balance             LTV
------------------ ------------- -----------------  --------------- ------------ ------------ --------------- ---------------
 4.51 - 5.00%              40      $23,347,141           5.31%         5.588%          729       $583,679          71.48%
 5.51 - 6.00%             841      415,896,177          94.52          5.989           724        494,526          74.40
 6.01 - 6.50%               1          750,000           0.17          5.500           764        750,000          74.26
------------------ ------------- -----------------  --------------- ------------ ------------ --------------- ---------------
 Total:                   882     $439,993,318         100.00%         5.967%          724       $498,859          74.24%
================== ============= =================  =============== ============ ============ =============== ===============


                      Weighted
     Periodic             Avg.
     Lifetime         Combined      Pct. Full     Pct. Owner
       Cap                 LTV            Doc       Occupied
------------------  ------------- ------------- -------------
 4.51 - 5.00%           79.39%         19.52%         90.83%
 5.51 - 6.00%           86.32           7.81          82.37
 6.01 - 6.50%           90.00           0.00         100.00
------------------  ------------- ------------- -------------
 Total:                 85.96%          8.42%         82.85%
==================  ============= ============= =============



                                              Distribution by Interest Only Loans


                                                        Pct. Of      Weighted      Weighted                       Weighted
  Distribution                                          Pool By          Avg.          Avg.           Avg.            Avg.
   by Interest       Number Of        Principal       Principal         Gross       Current      Principal        Original
   Only Loans            Loans          Balance         Balance        Coupon          FICO        Balance             LTV
------------------ ------------- -----------------  --------------- ------------ ------------ --------------- ---------------
 N                         40      $16,781,412           3.81%         5.875%          738       $419,535          71.50%
 Y                        842      423,211,906          96.19          5.970           724        502,627          74.35
------------------ ------------- -----------------  --------------- ------------ ------------ --------------- ---------------
 Total:                   882     $439,993,318         100.00%         5.967%          724       $498,859          74.24%
================== ============= =================  =============== ============ ============ =============== ===============


                      Weighted
   Distribution           Avg.
    by Interest       Combined      Pct. Full     Pct. Owner
    Only Loans             LTV            Doc       Occupied
------------------  ------------- ------------- -------------
 N                      77.11%          8.56%         78.76%
 Y                      86.31           8.41          83.01
------------------  ------------- ------------- -------------
 Total:                 85.96%          8.42%         82.85%
==================  ============= ============= =============



                                                Distribution by Interest Only Term


    Distribution                                        Pct. Of      Weighted      Weighted                       Weighted
    by Interest                                         Pool By          Avg.          Avg.           Avg.            Avg.
       Only          Number Of        Principal       Principal         Gross       Current      Principal        Original
       Term              Loans          Balance         Balance        Coupon          FICO        Balance             LTV
------------------ ------------- -----------------  --------------- ------------ ------------ --------------- ---------------
 0                         40      $16,781,412           3.81%         5.875%          738       $419,535          71.50%
 36                         2          658,000           0.15          5.362           694        329,000          76.58
 60                        29       18,699,074           4.25          5.930           727        644,796          73.76
 84                         2          969,600           0.22          5.315           764        484,800          80.00
 120                      809      402,885,232          91.57          5.975           724        498,004          74.36
------------------ ------------- -----------------  --------------- ------------ ------------ --------------- ---------------
 Total:                   882     $439,993,318         100.00%         5.967%          724       $498,859          74.24%
================== ============= =================  =============== ============ ============ =============== ===============



    Distribution      Weighted
    by Interest           Avg.
       Only           Combined      Pct. Full     Pct. Owner
       Term                LTV            Doc       Occupied
------------------  ------------- ------------- -------------
 0                      77.11%          8.56%         78.76%
 36                     79.74           0.00         100.00
 60                     79.04          26.94          95.11
 84                     80.00           0.00         100.00
 120                    86.67           7.59          82.38
------------------  ------------- ------------- -------------
 Total:                 85.96%          8.42%         82.85%
==================  ============= ============= =============



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                      28